EXHIBIT 10.1.43

THIRD AMENDMENT
TO THE SOFTWARE LICENSE MAINTENANCE
AND SUPPORT AGREEMENT
BY AND BETWEEN
ISO STRATEGIC SOLUTIONS, INC.
AND
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

     This amendment (“Amendment”) is made and entered into as of the 11th day of November, 2004 (“Effective Date”) by and between ISO Strategic Solutions, Inc. (“Vendor”) and Specialty Underwriters’ Alliance, Inc. and amends that certain SOFTWARE LICENSE, MAINTENANCE AND SUPPORT AGREEMENT (“Agreement”) entered into by the parties on May 20, 2004, as amended. Any terms defined in the Agreement and used herein shall have the same meaning in this Amendment as in the Agreement. In the event that any provision of this Amendment and any provision of the Agreement are inconsistent or conflicting, the inconsistent or conflicting provision of this Amendment shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement.

     NOW, THEREFORE, and in consideration of the mutual agreements and covenants hereinafter set forth, the parties wish to amend the Agreement as follows:

               Exhibit C Section 4 of the Agreement is hereby amended by replacing “November 17, 2004” with “November 30, 2004”
               and replacing “$150,000,000” with “$100,000,000”.

IN WITNESS WHEREOF, the parties have executed this Amendment and agree that this Amendment shall be effective on the date first written above.

Specialty Underwriters’ Alliance, Inc.		ISO Strategic Solutions, Inc.
By:	/s/ Courtney C. Smith Signature	By:	/s/ Charles J. Boodro Signature
	Courtney C. Smith Name: (type or print)		Charles J. Boodro Name: (type or print)
	Chief Executive Officer Title		President Title
Date:	November 11, 2004	Date:	November 11, 2004